QuickLinks -- Click here to rapidly navigate through this document

EXHIBIT 99.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Cutter & Buck Inc. ("the Company") on Form 10-Q for the period ending July 31, 2002, as filed with the Securities and Exchange Commission on October 9, 2002 ("the Report"), I, Frances M. Conley, Chief Executive Officer and principal financial officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

        (1)  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2)  The information contained in the Report fairly presents, in all material respects the financial condition and results of operations of the Company.

/s/ FRANCES M. CONLEY Frances M. Conley Chief Executive Officer (Principal Executive, Financial and Accounting Officer)

QuickLinks

  EXHIBIT 99.1